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                                                                   EXHIBIT 24.1
1



                             POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sun Company, Inc., a Pennsylvania corporation, do and each of them does, hereby constitute and appoint Robert M. Aiken, Jr., Thomas W. Hofmann and Jack L. Foltz, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Sun Company, Inc. Form 10-K for the year ending December 31, 1996 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 6th day of March, 1997.



/s/ROBERT M. AIKEN, JR.                    /s/THOMAS W. HOFMANN
Robert M. Aiken, Jr.                       Thomas W. Hofmann
Executive Vice President &                 Comptroller
  Chief Financial Officer                  (Principal Accounting Officer)
(Principal Financial Officer)

/s/ROBERT H. CAMPBELL                      /s/JAMES G. KAISER
Robert H. Campbell                         James G. Kaiser
Chairman & Chief Executive                 Director
  Officer
(Principal Executive Officer)

/s/RAYMOND E. CARTLEDGE                    /s/ROBERT D. KENNEDY
Raymond E. Cartledge                       Robert D. Kennedy
Director                                   Director

/s/ROBERT E. CAWTHORN                      /s/THOMAS W. LANGFITT
Robert E. Cawthorn                         Thomas W. Langfitt
Director                                   Director

/s/JOHN G. DROSDICK                        /s/R. ANDERSON PEW
John G. Drosdick                           R. Anderson Pew
President & Chief                          Director
  Operating Officer

/s/MARY J. EVANS                           /s/WILLIAM F. POUNDS
Mary J. Evans                              William F. Pounds
Director                                   Director

/s/THOMAS P. GERRITY                       /s/ALEXANDER B. TROWBRIDGE
Thomas P. Gerrity                          Alexander B. Trowbridge
Director                                   Director